UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2009

G REIT Liquidating Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50261	26-6199755
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On or about July 31, 2009, we released a letter to the beneficiaries of the G REIT Liquidating Trust, or the Beneficiary Letter, which provides information regarding the reduction of monthly liquidating distributions; the change from monthly distributions to quarterly distributions; and the reduction of fees paid to our board of trustees. The Beneficiary Letter will be delivered to the beneficiaries of the G REIT Liquidating Trust on or about August 4, 2009. The full text of the Beneficiary Letter is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 G REIT Liquidating Trust Beneficiary Letter, dated July 31, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT Liquidating Trust

July 31, 2009	By:	/s/ Gary T. Wescombe

Name: Gary T. Wescombe
Title: Chairman of the Trustees

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	G REIT Liquidating Trust Beneficiary Letter, dated July 31, 2009.